Exhibit 99.1

CSW Industrials Announces Definitive Agreement to Acquire TRUaire for $360 Million

Executing Disciplined Acquisition with Strategic Expansion in the HVAC/R End Market

TRUaire Acquisition Highlights

●	Expands existing product portfolio in the rapidly growing heating, ventilation, air conditioning, and refrigeration (HVAC/R) accessory end market

●	Aligns with previously established acquisition criteria of leveraging existing distribution channels, increasing market share in HVAC/R end market, expanding product offerings, and growing share of wallet with current customers

●	Expected to be accretive to earnings per share in the first full year of ownership, excluding purchase price accounting effects

●	Sales into the profitable HVAC/R end market would represent approximately 49% of CSWI’s expected annual revenue, including the acquisition

●	Transaction economics enable maintaining strong, resilient balance sheet and ample liquidity, with anticipated leverage of approximately 2.1x at closing

DALLAS, Nov. 05, 2020 (GLOBE NEWSWIRE) -- CSW Industrials, Inc. (Nasdaq: CSWI) and TRUaire announced today the execution of a definitive stock purchase agreement under which CSWI will acquire TRUaire for approximately $360 million, subject to standard regulatory approvals and other customary conditions. The proposed purchase price is approximately 10x TRUaire’s expected 2020 adjusted earnings before interest, taxes, depreciation, and amortization (EBITDA). CSWI anticipates funding the transaction with a combination of cash on hand, debt under its existing $300 million credit facility, and approximately 850,000 shares of common stock issued to the sellers, with closing expected to occur by calendar year-end.

TRUaire, based in Santa Fe Springs, California, is a leading supplier of passive air handling solutions for residential and commercial applications, offering a broad suite of high-quality products including grilles, registers and diffusers (GRD). TRUaire sells through wholesale distribution and retail channels, with HVAC/R technicians and homeowners as primary end users. During calendar year 2019, approximately 86% of TRUaire’s business served residential customers in the HVAC/R end market, while the remainder served commercial customers.

TRUaire has five U.S. distribution centers and one state-of-the-art manufacturing facility located in Vietnam, where TRUaire’s products are manufactured. TRUaire expects calendar year 2020 revenue of approximately $108 million and a margin profile accretive to CSWI’s.

Joseph B. Armes, CSW Industrials’ Chairman, President, and Chief Executive Officer, commented, “We are pleased to have entered into a definitive agreement to acquire TRUaire. This acquisition will allow us to expand our existing HVAC/R platform with a compelling portfolio of best-in-class products, while leveraging our existing distribution channels, and serving the same customers that we serve today. TRUaire has a demonstrated track-record of profitable growth, product innovation, and resiliency through economic cycles, while maintaining an exceptional reputation for customer service and product quality. This acquisition will enable us to continue driving sustainable, profitable growth, while delivering value to all of CSWI’s shareholders.”

Armes continued, “I look forward to welcoming the TRUaire team to CSW Industrials. This is a unique opportunity to augment an experienced management team and own a large-scale, high-quality manufacturing operation, while diversifying and strengthening our supply chain.”

This strategic acquisition is expected to result in a combined entity with a compelling HVAC/R product offering that will incorporate TRUaire’s leading GRD product offerings and CSWI’s existing robust HVAC/R solutions portfolio, including a condensate management platform, ductless accessories, and chemical offerings. CSWI’s go-to-market strategy, strong distribution channels, and deep experience in the HVAC/R market is expected to increase customer share of wallet, while providing an enhanced service offering. CSWI’s existing investments in technology and e-commerce are expected to benefit TRUaire’s operations and drive increased efficiency across the combined operations.

Advisors to CSW Industrials

JP Morgan Securities LLC served as the exclusive financial advisor to CSWI and Shearman & Sterling LLP served as its legal advisor.

Conference Call Information

The Company will host a conference call on November 5 at 9:00 a.m. ET to discuss the transaction and will post a supporting presentation on CSW Industrials’ Investor Relations website. To access the live call, participants may dial toll-free at 1-888-224-7646 or 1-303-223-2697 (international) and request to join the CSW Industrials conference call, or join via live webcast at https://cswindustrials.gcs-web.com/.

To listen to a telephonic replay of the conference call, dial toll-free 1-844-512-2921 or 1-412-317-6671 (international) and enter confirmation code 21971970. The telephonic replay will be available beginning at 12:00 p.m. ET on November 5, 2020 and will last through 11:59 p.m. ET on November 19, 2020. The call replay and supporting presentation will also be available via the CSW Industrials’ Investor Relations website.

Safe Harbor Statement

This press release includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, which are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, as amended. Words or phrases such as "may," "should," "expects," "could," "intends," "plans," "anticipates," "estimates," "believes," "forecasts," "predicts" or other similar expressions are intended to identify forward-looking statements, which include, without limitation, earnings forecasts, effective tax rate, statements relating to our business strategy and statements of expectations, beliefs, future plans and strategies and anticipated developments concerning our industry, business, operations, and financial performance and condition.

The forward-looking statements included in this press release are based on our current expectations, projections, estimates, and assumptions. These statements are only predictions, not guarantees. Such forward-looking statements are subject to numerous risks and uncertainties that are difficult to predict. These risks and uncertainties may cause actual results to differ materially from what is forecast in such forward-looking statements, and include, without limitation, the risk factors described from time to time in our filings with the Securities and Exchange Commission, including our Annual Report on Form 10-K.

This press release contains estimated results of TRUaire for the calendar year 2020 (the “estimated results”). The estimated results are forward-looking statements based on TRUaire’s management’s estimates as of the date hereof, and TRUaire’s actual results may be materially different from the estimated results. The estimated results are preliminary, unaudited and reflect TRUaire’s management’s current views with respect to future results and may change as a result of industry or other developments through year-end 2020, management’s review of TRUaire’s actual results and other factors, including, among others, delays in the anticipated timing of activities related to cost savings actions, unexpected costs associated with operating TRUaire’s business and the performance of CSWI’s business. The estimated results are based upon a number of assumptions and estimates that are in turn based on our analysis of the various factors which currently, and could in the future, impact our business and TRUaire’s business. These assumptions and estimates are inherently uncertain and subject to significant business, operational, economic and competitive uncertainties and contingencies. Certain of the assumptions relate to business decisions that are subject to change, including, among others, our anticipated business strategies, our marketing strategies, and our ability to anticipate and react to business trends. Other assumptions relate to risks and uncertainties beyond our control, including, among others, the economic environment in which we operate, government regulation and other developments in our industry. TRUaire’s actual results for the calendar year 2020 may differ materially from the estimates set out in this press release if any of these assumptions prove incorrect. We assume no obligation to update any forward-looking statement as a result of new information, future events or other factors. Accordingly, you should not place undue reliance on the estimated results. Our independent registered public accounting firm has not audited, reviewed or performed any procedures with respect to the estimated results and does not express any opinion or any other form of assurance with respect thereto.

All forward-looking statements included in this press release are based on information currently available to us, and we assume no obligation to update any forward-looking statement except as may be required by law.

About CSW Industrials

CSWI is a diversified industrial growth company with well-established, scalable platforms and domain expertise across two segments: Industrial Products and Specialty Chemicals. CSWI's broad portfolio of leading products provides performance optimizing solutions to its customers. CSWI's products include mechanical products for HVAC/R applications, sealants, and high-performance specialty lubricants. Markets that CSWI serves include: HVAC/R, architecturally-specified building products, general industrial, plumbing, rail, energy, and mining. For more information, please visit www.cswindustrials.com.

Investor Relations

Adrianne D. Griffin

Vice President, Investor Relations, & Treasurer 214-489-7113

adrianne.griffin@cswi.com